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EXHIBIT 10(FF)


(1)      AMENDMENT TO LONG-TERM INCENTIVE COMPENSATION PLAN:

         RESOLVED that effective November 1, 2000, Section 2.1(g) of the Company's Long-Term Incentive Compensation Plan is amended in its entirety to read as follows:

           (g) "Fair Market Value" as of any date means the immediately preceding trading day's New York Stock Exchange-only closing price of a share of Stock.


(2)      AMENDMENT TO EMPLOYEES' STOCK DEFERRAL PLAN:

         RESOLVED that effective November 1, 2000, the Employees' Stock Deferral Plan is amended by deleting the phrase "the average of the high and low prices per share of Common Stock reported on the consolidated tape of the New York Stock Exchange" that appears in Sections 4, 5, 8 and 9, and substituting in place thereof the phrase "the New York Stock Exchange-only closing price per share of Common Stock ."


(3)      AMENDMENT TO 1999 DIRECTORS STOCK OPTION PLAN:

         RESOLVED that effective November 1, 2000, the definition of "Fair Market Value" set forth in Section II of the Wells Fargo & Company 1999 Directors Stock Option Plan is amended in its entirety to read as follows:

       Fair Market Value The New York Stock Exchange-only closing price per share of the Common Stock for the trading day immediately preceding the option grant date or exercise date, as the case may be.


(4)      AMENDMENT TO DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS:

         RESOLVED that effective November 1, 2000, the Norwest Corporation Deferred Compensation Plan for Non-Employee Directors is amended by deleting the phrase "as reported on the consolidated tape of the New York Stock Exchange" that appears in the last sentence of paragraph 5(d), in the last sentence of paragraph 6(c) regarding payments on or after December 1, 1999, in the second to the last sentence of paragraph 7(c), and in the last sentence of paragraph 7(e), and substituting in place thereof the phrase "on the New York Stock Exchange only."


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(5)      AMEND DIRECTORS' STOCK DEFERRAL PLAN:

         RESOLVED that effective November 1, 2000, the Norwest Corporation Directors' Stock Deferral Plan is amended by deleting the phrase "as reported on the consolidated tape of the New York Stock Exchange" that appears in the last sentence of Section 4 and the fifth sentence of Section 9.b and by deleting the phrase "reported on the consolidated tape of the New York Stock Exchange" that appears in the last sentence of Sections 7 and 8 and the fourth sentence of
Section 9.b, and by substituting in place thereof the phrase "on the New York Stock Exchange only."


(6)      AMEND DIRECTORS' FORMULA STOCK AWARD PLAN:

         RESOLVED that effective November 1, 2000, the Directors' Formula Stock Award Plan is amended by deleting the phrase "the closing price per share of Common Stock reported on the consolidated tape of the New York Stock Exchange" which appears in the last sentence of Sections 7 and 8 and in the second to the last sentence of Section 9, and substituting in place thereof the phrase "the New York Stock Exchange-only closing price per share of Common Stock."


(7)      AMEND 1999 DEFERRAL PLAN FOR DIRECTORS:

         RESOLVED that effective November 1, 2000, the definition of "Fair Market Value" set forth in Section II of the Wells Fargo & Company 1999 Deferral Plan for Directors is amended in its entirety to read as follows:

        Fair Market Value The New York Stock Exchange-only closing price per share of the Common Stock as of the trading day immediately preceding the transaction and/or grant date.


(8)      AMEND 1999 DIRECTORS FORMULA STOCK AWARD PLAN:

         RESOLVED that effective November 1, 2000, Section 2e of the Wells Fargo & Company 1999 Directors Formula Stock Award Plan is amended in its entirety to read as follows:

         e. VALUATION. The fair market value shall be determined using the New York Stock Exchange-only closing price of a share of Common Stock for the trading day immediately preceding the date as of which the determination is made.


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(9)      AMEND SUPPLEMENTAL 401(K) PLAN:

         RESOLVED that effective November 1, 2000, the Wells Fargo & Company Supplemental 401(k) Plan is amended by deleting the phrase "the closing price per share of Company common stock reported on the consolidated tape of the New York Stock Exchange" that appears in Sections 10(c) and 10(e), and substituting in place thereof the phrase "the New York Stock Exchange-only closing price per share of Company common stock."





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